Exhibit 24(e)

February 28, 1996

W. L. Westbrook and Wayne Boston

Dear Sirs:

         Mississippi Power Company proposes to file or join in the filing of statements under the Securities Exchange Act of 1934 with the Securities and Exchange Commission with respect to the following: (1) the filing of its Annual Report on Form 10-K for the year ended December 31, 1995, and (2) the filing of its quarterly reports on Form 10-Q during 1996.

         Mississippi Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q and any appropriate amendment or amendments thereto and any necessary exhibits.

                                                Yours very truly,

                                                MISSISSIPPI POWER COMPANY

                                                By /s/Dwight H. Evans
                                                      Dwight H. Evans
                                                President and Chief Executive
                                                            Officer

/s/Paul J. DeNicola                                       /s/George A. Schloegel
   Paul J. DeNicola                                          George A. Schloegel



/s/Edwin E. Downer                                        /s/Philip J. Terrell
   Edwin E. Downer                                           Philip J. Terrell



/s/Dwight H. Evans                                        /s/N. Eugene Warr
   Dwight H. Evans                                           N. Eugene Warr



/s/Robert S. Gaddis                                       /s/Michael W. Southern
   Robert S. Gaddis                                          Michael W. Southern



/s/Walter H. Hurt, III                                    /s/Frances V. Turnage
   Walter H. Hurt, III                                       Frances V. Turnage



/s/Aubrey K. Lucas
   Aubrey K. Lucas

Extract from minutes of meeting of the board of directors of Mississippi Power Company.

                               - - - - - - - - - -

                  RESOLVED: That the members of this Company's Board of Directors and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston for the purpose of signing the statements under the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission with respect to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and the filing of this Company's quarterly reports to the Securities and Exchange Commission on Form 10-Q for the year 1996.

                               - - - - - - - - - -

                  The undersigned officer of Mississippi Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Mississippi Power Company, duly held on February 28, 1996, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  March 22, 1996                              MISSISSIPPI POWER COMPANY


                                                   By /s/ Wayne Boston
                                                           Wayne Boston
                                                      Assistant Secretary